EXHIBIT 32.2

CERTIFICATION IN THE FORM PROVIDED BY

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Brookstone, Inc. (the “Company”), does hereby certify that to the undersigned’s knowledge:

1)	the Company’s Form 10-K for the year ended December 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in the Company’s Form 10-K for the year ended December 30, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Philip W. Roizin
Philip W. Roizin
Executive Vice President, Finance and Administration,
Treasurer, Secretary and Chief Financial Officer

Dated: March 29, 2007